EXHIBIT 10.2
------------




                  FIRST AMENDMENT TO CREDIT AGREEMENT


     This First Amendment to Credit Agreement (the "Amendment") dated as of December 31, 2001 among Jones Lang LaSalle Finance B.V. (the
"Borrower"), the Guarantors party hereto, the Banks, and Harris Trust and Savings Bank, as Administrative Agent;


                         W I T N E S S E T H:

     WHEREAS, the Borrower, Guarantors, Banks and Harris Trust and Savings Bank, as Agent, have heretofore executed and delivered a Multicurrency Credit Agreement dated as of September 21, 2001 (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:



                               ARTICLE I
                               AMENDMENT
                               ---------

     Subject to satisfaction of the conditions precedent set forth in
Article II below, the Credit Agreement shall be and hereby is amended as follows:

     1.1. Section 2.1(a) of the Credit Agreement is hereby amended by deleting the first sentence thereof and inserting in its place the following:

           For the period from the Effective Date to and including the Termination Date, the Borrower shall pay to the Administrative Agent for the ratable account of the Banks in accordance with their Percentages a commitment fee (the "Commitment Fee") on the average daily Unused Commitments at a rate of: (i) 0.20% per annum for each day Level I Status exists, (ii) 0.25% per annum for each day Level II Status exists, (iii) 0.30% per annum for each day Level III Status exists, (iv) 0.35% per annum for each day Level IV Status exists, and (v) 0.40% per annum for each day Level V Status exists.

     1.2.  The defined terms "Adjusted EBIT", "Adjusted EBITDA",
"Applicable Margin", "Level I Status", "Level II Status", "Level III Status", and "Pricing Date" appearing in Section 4.1 of the Credit Agreement are each hereby amended and as so amended shall read as follows:











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


                 "Adjusted EBIT" means, for any period, Consolidated
           Net Income for such period PLUS all amounts deducted in arriving at such Consolidated Net Income for such period for
           (i) Interest Expense, (ii) federal, state and local income tax expense, (iii) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation and
           (iv) Permitted Adjustments; PROVIDED that any amounts added to Consolidated Net Income pursuant to clause (iii) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries.

                 "Adjusted EBITDA" means, for any period, Consolidated
           Net Income for such period PLUS all amounts deducted in arriving at such Consolidated Net Income for such period for
           (i) Interest Expense, (ii) federal, state and local income tax expense, (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets on the books of the Parent and its Restricted Subsidiaries, (iv) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation and (v) Permitted Adjustments; PROVIDED that any amounts added to Consolidated Net Income pursuant to clause (iv) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries.

                 "Applicable Margin" means, on any date for any Domestic Rate Loan or Eurocurrency Loan the rate per annum set forth below, as in effect on such date as determined pursuant to the provisions of the definition of Pricing date:

                                  EURO-
                                  CURRENCY         DOMESTIC
           LEVEL                  LOANS            RATE LOANS
           -----                  --------         ----------

           Level I Status         1.00%                 0%
           Level II Status        1.25%                 0%
           Level III Status       1.50%                 0%
           Level IV Status        2.00%                 0%
           Level V Status         2.25%                0.25%

           ; PROVIDED that from the Effective Date until the First Pricing
            Date the Borrower shall be in Level III; PROVIDED FURTHER that from January 1, 2002 until the Pricing Date for the fiscal quarter of the Parent ending March 31, 2002 the Borrower shall be in Level IV.

                 "Level I Status" exists at any date if, at such date, neither Level IV Status nor Level V Status exists and the Total Funded Debt to Adjusted EBITDA Ratio is less than 1.75 to 1.0.

                 "Level II Status" exists at any date if, at such date, neither Level I Status, Level IV Status nor Level V Status exists and the Total Funded Debt to Adjusted EBITDA Ratio is less than 2.25 to 1.0.

                 "Level III Status" exists at any date if, at such date, neither Level I Status, Level II Status, Level IV Status nor Level V Status exists.









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


                 "Pricing Date" means, for any fiscal quarter of the Parent ended after the date hereof, the latest date by which the Parent is required to deliver a Compliance Certificate for such fiscal quarter pursuant to Section 7.6(b). The Applicable Margin and Commitment Fee established on a Pricing Date shall remain in effect until the next Pricing Date. If the Parent has not delivered a Compliance Certificate by the date such Compliance Certificate is required to be delivered under
           Section 7.6(b), Level IV Status or, if such Pricing Date relates to a fiscal quarter of the Parent ending on or prior to September 30, 2002, Level V Status, shall be deemed to exist from such required delivery date until a Compliance Certificate is delivered before the next Pricing Date. If the Parent subsequently delivers such a Compliance Certificate before the next Pricing Date, the Applicable Margin and Commitment Fee established by such late delivered Compliance Certificate shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin and Commitment Fee established by a Compliance Certificate shall be in effect from the Pricing Date that occurs immediately after the end of the Parent's fiscal quarter covered by such Compliance Certificate until the next Pricing Date.

     1.3. Section 4.1 of the Credit Agreement is hereby amended by inserting in proper alphabetical order the following new defined terms:

                 "Level IV Status" exists at any date if, at such date Level V Status does not exist and the Borrower would not be in compliance with any of either Section 7.16, 7.17 or 7.18 hereof if Adjusted EBIT and Adjusted EBITDA, as applicable, were calculated without giving effect to the addition of the Permitted Adjustments.


                 "Level V Status" exists (i) from the Pricing Date for the fiscal quarter of the Parent ending March 31, 2002 until the next Pricing Date if the Adjusted EBITDA (calculated without giving effect to the addition of the Permitted Adjustments) for the fiscal quarter of the Parent ending March 31, 2002 is less than $9,000,000, (ii) from the Pricing Date for the fiscal quarter of the Parent ending June 30, 2002 until the next Pricing Date if the Adjusted EBITDA (calculated without giving effect to the addition of the Permitted Adjustments) for the period commencing January 1, 2002 and ending June 30, 2002 is less than $25,000,000 or (iii) from the Pricing Date for the fiscal quarter of the Parent ending September 30, 2002 until the next Pricing Date if the Adjusted EBITDA (calculated without giving effect to the addition of the Permitted Adjustments) for the period commencing January 1, 2002 and ending September 30, 2002 is less than $57,000,000.

                 "Permitted Adjustments" means for the four calendar quarter period ending on the dates set forth below the amount set forth opposite such date:

           FISCAL QUARTER ENDING       PERMITTED ADJUSTMENT
           ---------------------       --------------------

           December 31, 2001                 $50,700,000
           March 31, 2002                    $52,300,000
           June 30, 2002                     $46,000,000
           September 30, 2002                $28,500,000

     1.4. Section 7.15 of the Credit Agreement is hereby amended by deleting the amount "$280,000,000" appearing therein and inserting in its place the amount "$270,000,000."




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


     1.5. Section 7.16 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                 Section 7.16. FUNDED DEBT TO ADJUSTED EBITDA. The Parent will as of the last day of each calendar quarter maintain the ratio of Total Funded Debt as of such day to Adjusted EBITDA for the four calendar quarters then ended (the "Total Funded Debt to Adjusted EBITDA Ratio") at not more than:

                                                   TOTAL FUNDED
                                                   DEBT TO ADJUSTED
                                                   EBITDA RATIO
           FROM AND         TO AND                 SHALL NOT BE
           INCLUDING        INCLUDING              GREATER THAN
           ---------        ---------              ----------------

           June 30, 2001    March 31, 2002         3.00 to 1.00
           April 1, 2002    June 30, 2002          2.90 to 1.00
           July 1, 2002     Thereafter             2.75 to 1.00

     1.6. Section 7.18 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

                 Section 7.18.  LIQUIDITY RATIO.  The Parent will as
           of the last day of each calendar quarter maintain a Liquidity Ratio of not less than:

                                                   LIQUIDITY RATIO
           FROM AND         TO AND                 SHALL NOT BE
           INCLUDING        INCLUDING              GREATER THAN
           ---------        ---------              ----------------

           October 1, 2001  December 31, 2001      1.05 to 1.00
           January 1, 2002  Thereafter             1.10 to 1.00


                              ARTICLE II
                         CONDITIONS PRECEDENT
                         --------------------

     This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions precedent:

     (a) The Borrower, the Guarantors, the Required Banks and the Administrative Agent shall have executed and delivered this Amendment; and

     (b) The Borrower shall have paid each Bank which executes this Amendment and delivers its signature page to the Administrative Agent by the close of business on Friday, February 1, 2002 a non-refundable amendment fee equal to 0.10% of such Bank's Commitment.

     If this Amendment becomes effective, the changes in the Applicable Margins and the Commitment Fee shall take effect with respect to any Loans, Letters of Credit and the amount of the Commitments outstanding on December 31, 2001 and on each day thereafter, but any payment of interest, Letter of Credit fees or Commitment Fees due on or after December 31, 2001 with respect to Loans or Letters of Credit outstanding or the amount of the Commitments on account of any day prior thereto shall be computed on the basis of the Applicable Margin and Commitment fee in effect prior to such effectiveness.









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


                              ARTICLE III
                             MISCELLANEOUS
                             -------------

     3.1. To induce the Agent and the Banks to enter into this Amendment, the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Documents are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (b) after giving effect to this Amendment, no Event of Default or Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each Guarantor, and the Credit Agreement, as amended by the Amendment, and each of the other Credit Documents are the legal, valid and binding obligations of the Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution an delivery or performance by the Borrower or any Guarantor of this Amendment or the performance by the Borrower or any Guarantor of the Credit Agreement, as amended by the Amendment, or any other Credit Document to which they are a party.

     3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     3.3. Except as specifically provided above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of nay provision of any of the other Credit Documents.

     3.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Illinois.

     3.5. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
























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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

     Dated as of the date first above written.


                            JONES LANG LASALLE FINANCE B.V.

                            By:
                                  ------------------------------
                                  Title:  Director



                            JONES LANG LASALLE INCORPORATED,
                            as Guarantor

                            By:
                                  ------------------------------
                                  Title:  Treasurer



                            JONES LANG LASALLE CO-INVESTMENT, INC.,
                            as Guarantor

                            By:
                                  ------------------------------
                                  Title:  Treasurer



                            JONES LANG LASALLE INTERNATIONAL, INC.,
                            as Guarantor

                            By:
                                  ------------------------------
                                  Title:  Treasurer



                            LASALLE INVESTMENT MANAGEMENT, INC.,
                            as Guarantor

                            By:
                                  ------------------------------
                                  Title:  Treasurer



                            JONES LANG LASALLE AMERICAS, INC.,
                            as Guarantor

                            By:
                                  ------------------------------
                                  Title:  Treasurer



                            JONES LANG LASALLE LIMITED,
                            as Guarantor

                            By:
                                  ------------------------------
                                  Title:  Authorized Signatory




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


                            HARRIS TRUST AND SAVINGS BANK, in its
                            individual capacity as a Bank and as
                            Administrative Agent

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            LASALLE BANK NATIONAL ASSOCIATION

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            ROYAL BANK OF SCOTLAND PLC

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            BANK OF AMERICA, N.A.

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            JPMORGAN CHASE BANK

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            US BANK NATIONAL ASSOCIATION
                            d/b/a/ FIRSTAR BANK, N.A.

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            THE BANK OF NEW YORK

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------







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


                            THE BANK OF EAST ASIA, LIMITED
                            NEW YORK BRANCH

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            BANK ONE, NA
                            (Main Office Chicago)

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            THE NORTHERN TRUST COMPANY

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            BANK HAPOALIM B.M.

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------



                            PNC BANK, NATIONAL ASSOCIATION

                            By:
                                  ------------------------------
                                  Title:
                                       -------------------------





















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